Exhibit 77Q3 to Form N-SAR
for
MONEY MARKET OBLIGATIONS TRUST


PEO Certifications


(a)(i): Not Applicable

(a)(ii): There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii): CERTIFICATIONS
I, J. Christopher Donahue, certify that:
1. I have reviewed this report on Form N-SAR of Money Market Obligations Trust on behalf of:
  Government Obligations Fund
  Prime Obligations Fund
  Tax-Free Obligations Fund
  Treasury Obligations Fund
  Automated Cash Management Trust
  Government Obligations Tax-Managed Fund
  Liquid Cash Trust
  Automated Government Money Trust
  Trust for U.S. Treasury Obligations
  Federated Master Trust
  Trust for Government Cash Reserves
  Trust for Short-Term U.S. Government Securities
  Federated Short-Term U.S. Government Trust
  Liberty U.S. Government Money Market Trust
  Prime Value Obligations Fund
  Prime Cash Obligations Fund
  Municipal Obligations Fund
  Money Market Management
  Money Market Trust
"registrant";
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 30, 2002
/S/ J. Christopher Donahue
Principal Executive Officer

Exhibit 77Q3 to Form N-SAR
for
MONEY MARKET OBLIGATIONS TRUST


PFO Certifications


(a)(i): Not Applicable

(a)(ii): There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a)(iii): CERTIFICATIONS
I, Richard J. Thomas, certify that:
1. I have reviewed this report on Form N-SAR of Money Market Obligations Trust on behalf of:
  Government Obligations Fund
  Prime Obligations Fund
  Tax-Free Obligations Fund
  Treasury Obligations Fund
  Automated Cash Management Trust
  Government Obligations Tax-Managed Fund
  Liquid Cash Trust
  Automated Government Money Trust
  Trust for U.S. Treasury Obligations
  Federated Master Trust
  Trust for Government Cash Reserves
  Trust for Short-Term U.S. Government Securities
  Federated Short-Term U.S. Government Trust
  Liberty U.S. Government Money Market Trust
  Prime Value Obligations Fund
  Prime Cash Obligations Fund
  Municipal Obligations Fund
  Money Market Management
  Money Market Trust
"registrant"
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: September 30, 2002
/S/ Richard J. Thomas
Principal Financial Officer